UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2003

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California		94109

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(415) 421-7900

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	List of Exhibits:

99.1	Press Release dated March 18, 2003.

Item 9. Regulation FD Disclosure.

On March 18, 2003, Williams-Sonoma, Inc. reported earnings for its fourth quarter and fiscal year ended February 2, 2003. Refer to the attached Exhibit 99.1 for the entire text of the press release.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: March 18, 2003	By:	/s/	Sharon L. McCollam

Sharon L. McCollam Senior Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated March 18, 2003

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